SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 19, 2003


                             COX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina                      0-08006                  86-0220617
(State or other jurisdiction of           (Commission              (IRS Employer
        incorporation)                 Identification No.)          File Number)


69 McAdenville Road, Belmont, North Carolina                         28012-2434
  (Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (704) 825-8146


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Cox Technologies, Inc. issued a news release dated March 19, 2003, attached hereto as Exhibit 99.1, related to the shareholder approval of the Stock Purchase Agreement and revised bank agreements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit 99.1        Text of Press Release dated March 19, 2003.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The forward-looking statements made above and identified by the words "expect," "should," "would" and "will" reflect the Company's reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such factors include but are not limited to changes in tax laws, recessionary or expansive trends in the Company's markets, inflation rates and regulations and laws which affect the Company's ability to do business in its markets may also impact the outcome of the forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COX TECHNOLOGIES, INC.

Date: March 19, 2003                   By: /s/ Jack G. Mason
                                           ------------------------------------
                                           Jack G. Mason
                                           Chief Financial Officer and Secretary